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                                                            Exhibit 99.15


                                   PUMPKIN LTD.

                              STOCK OPTION AGREEMENT


    AGREEMENT made and entered into as of the 27 day of June, 1997, by and between PUMPKIN LTD., a Delaware corporation with its principal office at 427 East Bayaud, Denver, Colorado (the "Company"), and GAY BURKE, having an address at P.O. Box 61456, Denver, CO 80206 (the "Optionee").

                                    RECITALS:

    WHEREAS, it is the policy of the Company to grant options to purchase common stock of the Company to certain valuable employees of the Company in order to give such employees a proprietary interest in the Company's success and to insure their continuation as employees of the Company; and

    WHEREAS, Optionee renders important services to the Company, and the Company desires to grant a stock option to Optionee pursuant to the terms hereof.

    NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto agree as follows:

    1. Grant of Option. The Company hereby grants to Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of thirty-six (36) shares of the Company's Class A Common Stock, par value $.01 per share (the "Stock"), at a purchase price of $1,754.39 per share, such option to be exercisable and exercised as hereinafter provided. The date of grant of this option is June 27, 1997 (the "Option Date"). The Company and the Optionee each acknowledge that the purchase price for each share of Stock subject to this option is the fair market value of such share as of the Option Date as determined by the Company's Board of Directors. The Stock may be treasury shares or authorized but unissued shares of the Company's common stock.

    2. Term of Option. This option shall expire in its entirety on the tenth anniversary of the Option Date, unless sooner terminated as hereinafter provided.

    3. Exercise of Option. Written notice of the exercise of this option or any part hereof specifying the number of shares as to which this option is being exercised shall be given to the Company at its principal office prior to the expiration date specified in paragraph 2.

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Notation of any partial exercise shall be made by the Company on Schedule "A"
hereto.  This option may not be exercised for any fractional shares.

    4. Payment of Purchase Price Upon Exercise. At the time of exercise, the aggregate purchase price of the shares as to which this option is being exercised shall be paid to the Company in cash in an amount equal to such aggregate purchase price.

    5. Investment Representation. This option is granted on the condition that the purchase of Stock hereunder shall be for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if an offering of Stock subject to this option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such Stock may be resold without registration. At the time of the exercise of all or any part of this option, the Company may require Optionee to execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge Optionee's familiarity with restrictions on the resale of the shares under applicable securities laws.

    6. Information. The Company will furnish, upon request of Optionee, copies of the Certificate of Incorporation of the Company, as amended, and By-laws of the Company, as amended, and such reasonably available financial and other information concerning the Company and its business as may be reasonably requested by Optionee in connection with the exercise of this option.

    7. Nontransferability. This option shall not be transferable by Optionee and this option shall be exercisable during the lifetime of Optionee by Optionee only.

    8. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to Optionee of a certificate or certificates for such shares.

    9. Compliance with Laws and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder and the obligations of Optionee hereunder in respect of such shares shall be subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. This option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

    10. Stock Dividends; Stock Splits; Stock Combinations; Recapitalization. Appropriate adjustment shall be made by the Board of Directors of the Company or any duly authorized committee thereof appointed to administer stock option plans of the Company (the "Committee") in the maximum number of shares of Class A Common Stock subject to this option and in the number, kind and purchase price for shares covered by this option, to the extent then outstanding, to give effect to any stock dividends, stock splits, stock combinations or

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exchanges, recapitalizations and other similar changes in the Company's Class
B Common Stock after the Option Date. Any such adjustment may be made in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder in relation to the other stockholders of the Company, and any such adjustment shall be final and binding on Optionee.

    11.  Merger; Sale of Assets; Dissolution.

         (a) In the event of any change in the Company's Class A Common Stock resulting from a merger, recapitalization or similar reorganization as to which the Company is the surviving corporation, and no Change in Control (as defined below) shall have occurred as a result thereof, the number and kind of shares then subject to this option and the price per share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights available or granted to Optionee hereunder in relation to the other stockholders of the Company, and any such adjustment shall be final and binding on Optionee.

         (b) Except in the event of a public offering of shares of the Company's Common Stock pursuant to a registration statement filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (a "Public Offering"), or as otherwise determined by the Committee, in the event of a dissolution or liquidation of the Company, or in the event of a sale of stock of the Company or a merger, recapitalization or similar reorganization by or into the Company or a sale of all or substantially all of the assets of the Company, and in any such event a Change in Control (as defined below) shall have occurred as a result thereof, then this option, to the extent then outstanding, shall immediately terminate and be of no further force or effect, unless any surviving entity agrees to assume the rights and obligations hereunder; provided, however, that no such termination shall be effective unless Optionee shall have been provided with at least 30 days prior notice of such dissolution, liquidation, sale of stock, merger, recapitalization, reorganization or sale.

         (c) For purposes hereof, "Change in Control" shall mean (x) a sale of stock (other than pursuant to a Public Offering), reorganization, recapitalization or merger of the Company as a result of which the individuals and entities who were the respective beneficial owners of the then outstanding shares of common stock of the Company and of any other then outstanding voting securities of the Company entitled to vote generally in the election of directors, immediately prior to such sale of stock, reorganization, recapitalization or merger, do not, immediately following such sale of stock, recapitalization, reorganization or merger, beneficially own in the aggregate, directly or indirectly, more than 50% of the then outstanding shares of common stock and of any other then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such sale of stock, reorganization, recapitalization or merger, or (y) the sale or other disposition of all or substantially all of the assets of the Company to a person or entity the voting securities of which immediately following such sale are held by individuals or entities in such proportion so as to

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effect a change in the beneficial ownership of voting rights of the Company to the extent contemplated by the change in control described in clause (x) above.

    12. Termination of Entire Option. In the event that (i) Optionee commits, or causes or permits to occur, any of the acts set forth in subparagraph 12(a) hereof, whether or not then employed by the Company, or (ii) ceases to be employed by the Company at any time prior to the third anniversary of the Option Date for any reason, other than the death of Optionee, or (iii) ceases to be employed by the Company at any time after the third anniversary of the Option Date by reason of the voluntary cessation of her duties and responsibility as an employee without "Good Reason", or (iv) ceases to be employed by the Company at any time after the third anniversary of the Option Date by reason of a termination by the Company with "Cause" (as hereinafter defined), this option shall terminate and be cancelled in full in accordance with the following provisions:

         (a) if, at any time while all or any part of this option is outstanding, Optionee breaches any of the terms and conditions of Sections 11 or 12 of her Employment Agreement, this option shall immediately terminate and be cancelled in full, without any action on the part of the Company or any consideration payable by the Company in respect thereof, effective as of the date Optionee first commits or causes or permits to occur any of the acts prohibited by such Sections;

         (b) if Optionee's employment with the Company shall have ceased at any time prior to the third anniversary of the Option Date for any reason, other than the death of Optionee, this option shall immediately terminate and be cancelled in full, without any action on the part of the Company or any consideration payable by the Company in respect thereof, effective as of the date of such termination;

         (c) if Optionee's employment with the Company shall have ceased at any time on or after the third anniversary of the Option Date by reason of the voluntary cessation of her duties and responsibilities as an employee without Good Reason, this option shall immediately terminate and be cancelled in full, without any action on the part of the Company or any consideration payable by the Company in respect thereof, effective as of the date of such termination;

         (d) if Optionee's employment with the Company shall have ceased at any time on or after the third anniversary of the Option Date by reason of termination by the Company with Cause or for EBITDA cause, this option shall immediately terminate and be cancelled in full, without any action on the part of the Company or any consideration payable by the Company in respect thereof, effective as of the date of such termination.

    13. Miscellaneous. Nothing herein contained shall impose any obligation on the Company or Optionee with respect to Optionee's continued employment by the Company. Nothing herein contained shall impose any obligation upon Optionee to exercise this option. The

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option granted hereunder is not an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended, and the Company makes no representation as to the tax treatment of Optionee upon receipt or exercise of this option or sale or other disposition of the shares covered by this option.

    14. Governing Law. This Agreement shall be subject to and construed in accordance with the laws of the State of Delaware without resort to its conflict of laws rules.

    15. Definitions. Terms not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement, dated June 27, 1997, by and between the Company and Optionee.

                              [Signature Page to Follow]



















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    IN WITNESS WHEREOF, the Company and Optionee have executed this Stock
Option Agreement in duplicate as of the Option Date, as specified above.



WITNESS:                               PUMPKIN LTD.


 /s/ Jean A. Sampson                   By: /s/ Calvin Neider
---------------------------------          ---------------------------------
Print Name:  Jean A. Sampson                   Name:  Calvin Neider
                                               Title:    Vice President



WITNESS:                               OPTIONEE:


 /s  Joseph M. Durnford                 /s/ Gay Burke
---------------------------------       ------------------------------------
Print Name: Joseph M. Durnford          Gay Burke











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